SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                            -------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange act of 1934

                          Date of Report: June 27, 1997
                        (Date of earliest event reported)


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                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)


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     Florida 1-14082                 1-14082                59-1469577
   (State or other           (Commission File Number)    (IRS Employer
   jurisdiction of                                       Identification No.)
   incorporation or
   organization)


             5200 South Washington Avenue, Titusville, Florida 32780
               (Address of principal executive offices) (Zip Code)

                                 (407) 269-9680
               Registrant's telephone number, including area code:

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         This Amendment No. 1 supplements  the Report on Form 8-K Filed with the
Securities and Exchange Commission on June 27, 1997 by Smart Choice Automotive Group, Inc., formerly known as Eckler Industries, Inc. (the "Registrant") to file (a) the financial statements of the acquired companies and (b) the pro forma financial information relating to the business combination of the Registrant and the acquired companies.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The following financial statements of businesses acquired are included herein pursuant to Item 7(a):


         STRATA HOLDING, INC. and READY FINANCE, INC.

                  Independent Auditors Report
                  Combined Balance Sheet as of December 31, 1996
                  Combined Statement of Operations for the Year Ended
                           December 31, 1996
                  Combined Statement of Stockholders' Equity for the Year
                           Ended December 31, 1996
                  Combined Statement of Cash Flows for the Year Ended
                           December 31, 1996
                  Notes to Combined Financial Statements
                  Independent Auditor's Report on Supplemental Material Supplemental Combining Balance Sheet as of December 31, 1996 Supplemental Combining Statement of Operations for the Year
                           Ended December 31, 1996

(b)      Pro Forma Financial Information

         The following pro forma financial information is included herein pursuant to Item 7(b):

         SMART CHOICE AUTOMOTIVE GROUP, INC.

                  Pro Forma Consolidated Financial Information -
                           Explanatory Headnote (unaudited)
                  Pro Forma Consolidated Balance Sheets as of December 31, 1996
                           (unaudited)
                  Pro Forma Consolidated Statement of Operations for the Year
                           Ended December 31, 1996 (unaudited)
                  Pro Forma Consolidated Statement of Operations for the Six
                           Months Ended June 30, 1997 (unaudited)
                  Notes to Pro Forma Consolidated Financial Information
                           (unaudited)

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(c )     Exhibits

         The Exhibits to this report are set forth in the Exhibit Index set forth herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 1997           SMART CHOICE AUTMOTIVE GROUP, INC.



                                            By: /s/ Gary R. Smith
                                                Gary R. Smith, President


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                                  Exhibit Index


     99.1 Combined  Financial  Statements  of  Strata  Holding,  Inc.  and Ready
          Finance, Inc. as of December 31, 1996, and the related combined statement of operations, stockholder's equity and cash flows for the year then ended, together with the report of BDO Seidman, L.L.P.

     99.2 Pro Forma Financial Statements.